Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to  the  inclusion  of  our  report  dated  April  15,  2010,  for  the  fiscal  year ended December 31, 2009, related to the financial statements of Bio-Solutions Corp. as of

December  31,  2009  and  for  the  year  then  ended,  which  appear  in  Bio-Solutions  Corp’s

Registration Statement on Form S-8 filed on or about March 25, 2011.

/s/ KBL, LLP

New York, NY

March 25, 2011